SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 3, 2019

FORRESTER RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Acorn Park Drive

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 613-6000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Forrester Research, Inc. (the “Company”) on January 3, 2019 (the “Initial Form 8-K”), the Company completed the acquisition of SiriusDecisions, Inc., a Delaware corporation, and its subsidiaries (“SiriusDecisions”), on January 3, 2019.

This Current Report on Form 8-K/A amends the Initial Form 8-K to include financial statements of SiriusDecisions required by Item 9.01(a) of Form 8-K and pro forma information related to the acquisition of SiriusDecisions by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of SiriusDecisions required under Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 and Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b) Pro forma Financial Information

The pro forma financial information required under Item 9.01(b) of Form 8-K in connection with the Company’s acquisition of SiriusDecisions is attached as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited consolidated financial statements of SiriusDecisions as of and for the years ended March 31, 2018 and 2017, the notes related thereto and the related independent auditor’s report of PricewaterhouseCoopers LLP.

99.2	Unaudited condensed consolidated financial statements of SiriusDecisions as of December 31, 2018 and March 31, 2018, and for the nine months ended December 31, 2018 and 2017, and the notes related thereto.

99.3	Unaudited pro forma combined balance sheet as of December 31, 2018 and unaudited pro forma combined statement of operations for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.

By	/s/ Michael A. Doyle
Name: Michael A. Doyle
Title: Chief Financial Officer

Date: March 21, 2019